                                                                      EXHIBIT 24

                              IONICS, INCORPORATED

                                POWER OF ATTORNEY

We, the undersigned officers and directors of Ionics, Incorporated (the "Company"), hereby severally constitute Douglas R. Brown and Stephen Korn, and each of them, to sign for us, and in our names in the capacities indicated below, the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003, and any and all amendments to such Annual Report, hereby ratifying and confirming our signatures as they may be signed by our attorneys to such Annual Report and any and all amendments thereto.

Witness our hands on the respective dates set forth below.

              Signature                                          Title                                 Date
              ---------                                          -----                                 ----
/s/Douglas R. Brown
-------------------------------------------
Douglas R. Brown                                                Director                           March 15, 2004

/s/Stephen L. Brown
-------------------------------------------
Stephen L. Brown                                                Director                           March 15, 2004

/s/Lyman B. Dickerson
-------------------------------------------
Lyman B. Dickerson                                              Director                           March 15, 2004

/s/Kathleen F. Feldstein
-------------------------------------------
Kathleen F. Feldstein                                           Director                           March 15, 2004

/s/Arthur L. Goldstein
-------------------------------------------
Arthur L. Goldstein                                Chairman of the Board of Directors              March 15, 2004

/s/William K. Reilly
-------------------------------------------
William K. Reilly                                               Director                           March 15, 2004

/s/John J. Shields
-------------------------------------------
John J. Shields                                                 Director                           March 15, 2004

/s/Frederick T. Stant, III
-------------------------------------------
Frederick T. Stant, III                                         Director                           March 15, 2004

-------------------------------------------
Robert H. Temkin                                                Director

/s/Daniel I. C. Wang
-------------------------------------------
Daniel I. C. Wang                                               Director                           March 15, 2004

/s/Mark S. Wrighton
-------------------------------------------
Mark S. Wrighton                                                Director                           March 15, 2004

/s/Allen S. Wyett
-------------------------------------------
Allen S. Wyett                                                  Director                           March 15, 2004